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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2002

BEAR STEARNS ASSET BACKED SECURITIES, INC (as depositor under a Pooling and Servicing Agreement, dated as of October 1, 2001, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2001-AC2)


                   Bear Stearns Asset Backed Securities, Inc.
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             (Exact name of registrant as specified in its charter)



           DELAWARE                    333-56242                13-3836437
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 (State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)               File Number)           Idenfication No.)


383 Madison Avenue
New York, New York                                         10179
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(ADDRESS OF PRINCIPAL                                      (Zip Code)
EXECUTIVE OFFICES)




Registrant's telephone number, including area code, is (212) 272-2000


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        Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Amendment No. 1 to the Pooling and Servicing Agreement, dated as of October 1, 2001, among Bear Stearns Asset Backed Securities, Inc., as depositor (the "Depositor"), EMC Mortgage Corporation, as seller (the "Seller") and master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee") and securities administrator (the "Securities Administrator").

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BEAR STEARNS ASSET BACKED
                                        SECURITIES, INC



                                        Name:
                                        Title:


Dated: July 10, 2002